EXHIBIT 14

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Financial Statements and Experts" and to the use of our reports dated January 12, 2000 with respect to Dreyfus Strategic Governments Income, Inc. and May 10, 2000 with respect to Dreyfus A Bonds Plus, Inc., which are incorporated by reference, in this Registration Statement on Form N-14 of Dreyfus A Bonds Plus, Inc.





                                                  ERNST & YOUNG LLP


New York, New York
June 28, 2000